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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - May 14, 2003


                            Sotheby's Holdings, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Michigan                        1-9750               38-2478409
-------------------------------      ----------------        ------------
(State or other jurisdiction of      (Commission File        (IRS Employer
 incorporation or organization)           Number)          Identification No.)


38500 Woodward Avenue, Suite 100
Bloomfield Hills, Michigan                                    48304
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:   (248) 646-2400
                                                     ----------------

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ITEM 7. Financial Statements, Pro-forma Financial Information and Exhibits


(c) Exhibits

99(a) Sotheby's Holdings, Inc. earnings press release for the three months ended
      March 31, 2003


ITEM 9. Regulation FD Disclosure

On May 14, 2003, Sotheby's Holdings, Inc. issued a press release discussing its results of operations for the three months ended March 31, 2003. This press release is provided as Exhibit 99(a) to this Form 8-K.

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                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           SOTHEBY'S HOLDINGS, INC.




                                           By:       /s/ Michael L. Gillis
                                                     ----------------------

                                                     Michael L. Gillis
                                                     Senior Vice President,
                                                     Controller and Chief
                                                     Accounting Officer


                                           Date:     May 14, 2003
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